UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
Amendment No. 1
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 17, 2010
Commission File Number 1-9929
Insteel Industries, Inc.
(Exact name of registrant as specified in its charter)

North Carolina	56-0674867

(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1373 Boggs Drive, Mount Airy, North Carolina	27030

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (336) 786-2141
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05. Costs Associated with Exit or Disposal Activities
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX

Explanatory Note
     Insteel Industries, Inc. (the “Company”) is filing this amendment to its Current Report on Form 8-K, as filed with the U.S. Securities and Exchange Commission on December 17, 2010, to provide (i) the estimated amount or range of amounts with respect to each major type of cost associated with the previously announced closure of its facility in Wilmington, Delaware; (ii) an estimate of the total amount or range of amounts expected to be incurred in connection with the closure of the Wilmington facility; and (iii) an estimate of the amount or range of amounts that will result in future cash expenditures.
Item 2.05. Costs Associated with Exit or Disposal Activities
     On December 17, 2010, the Company issued a press release announcing that it was closing its facility in Wilmington, Delaware and moving the manufacturing to its Hazleton, Pennsylvania plant. The Hazleton plant was acquired in connection with the Company’s November 2010 purchase of certain of the assets of Ivy Steel & Wire, Inc. (“Ivy”).
     The consolidation of the plants is expected to result in the elimination of 49 positions at the Wilmington facility and the addition of 15 positions at the Hazleton plant, for a net reduction of 34 positions. It is anticipated that operations at the Wilmington facility will cease by the end of March 2011 and the equipment will be redeployed to other Company locations.
     The Company expects to incur total costs of approximately $1.7 million in connection with the closure of the Wilmington facility, which includes $0.7 million for asset impairment charges to write down the value of the long-lived assets, $0.4 million for employee separation costs and $0.6 million for equipment relocation costs. The future cash expenditures associated with the closing of the Wilmington facility are expected to represent approximately $1.0 million of the $1.7 million of total costs.
Cautionary Note Regarding Forward-Looking Statements
     This report contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. When used in this report, the words “believes,” “anticipates,” “expects,” “estimates,” “plans,” “intends,” “may,” “should” and similar expressions are intended to identify forward-looking statements. Although the Company believes that its plans, intentions and expectations reflected in or suggested by such forward-looking statements are reasonable, such forward-looking statements are subject to a number of risks and uncertainties, and the Company can provide no assurances that such plans, intentions or expectations will be achieved. Many of these risks and uncertainties are discussed in detail in the Company’s periodic and other reports and statements that it files with the U.S. Securities and Exchange Commission (the “SEC”), in particular in its Annual Report on Form 10-K for the year ended October 2, 2010. You should carefully review these risks and uncertainties.
     All forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by these cautionary statements. All forward-looking statements speak only to the respective dates on which such statements are made and the Company does not undertake and specifically declines any obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events, except as may be required by law.
     It is not possible to anticipate and list all risks and uncertainties that may affect the Company’s future operations or financial performance; however, they include, but are not limited to, the following: potential difficulties that may be encountered in integrating the acquisition of certain assets of Ivy into the Company’s existing business; potential difficulties in realizing synergies, including reduced operating costs, with respect to the Company’s acquisition of certain assets of Ivy and the cessation of operations at the Houston, Texas and Wilmington, Delaware facilities; competitive and customer responses to the Company’s expanded business; general economic and competitive conditions in the markets in which the Company operates; credit market conditions and the relative availability of financing to the Company, its customers and the construction industry as a whole; the continuation of reduced spending for nonresidential construction, particularly commercial construction, and the impact on demand for the Company’s products; the timing of the resolution of a new multi-year federal transportation funding authorization and the magnitude of the infrastructure-related funding provided for that requires the use of the Company’s products; the severity and duration of the downturn in residential construction and the impact on those portions of the Company’s business that are correlated with the housing sector; the cyclical nature of the steel and building material industries; fluctuations in the cost and availability of the Company’s primary raw material, hot-rolled steel wire rod, from domestic and foreign suppliers; competitive pricing pressures and the Company’s ability to raise selling prices in order to recover increases in wire rod costs; changes in U.S. or foreign trade policy affecting imports or exports of steel wire rod or the Company’s products; unanticipated changes in customer demand, order patterns and inventory levels; the impact of weak demand and reduced capacity utilization levels on the Company’s unit manufacturing costs; the Company’s ability to further develop the market for engineered structural mesh (“ESM”) and expand its shipments of ESM; legal, environmental, economic or regulatory developments that significantly impact the Company’s operating costs; unanticipated plant outages, equipment failures or labor difficulties; continued escalation in certain of the Company’s operating costs; and the other risks and uncertainties discussed in the Company’s Annual Report on Form 10-K for the year ended October 2, 2010 and in other filings made by the Company with the SEC.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits

Exhibit 99.1	Press release dated December 17, 2010 announcing consolidation of Northeast facilities (incorporated by reference to Exhibit 99.1 of the Company’s Current Report on Form 8-K filed on December 17, 2010).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INSTEEL INDUSTRIES, INC. Registrant
Date: January 27, 2011	By:	/s/ Michael C. Gazmarian
Michael C. Gazmarian
Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit
Number	Description
99.1
Press release dated December 17, 2010 announcing consolidation of Northeast facilities (incorporated by reference to Exhibit 99.1 of the Company’s Current Report on Form 8-K filed on December 17, 2010).